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                                                                   EXHIBIT 23.06

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 18, 2000, incorporated by reference in the Proxy Statement of Video Services Corporation that is made a part of the Registration Statement (Form S-4 No. 333.XXXXX) and Prospectus of AT&T Corp. for the registration of shares of Class A Liberty Media Group tracking stock.

                                          ERNST & YOUNG LLP

Stamford, Connecticut
October 23, 2000